Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

The components of our income tax provision were as follows:

(millions)	2018	2017	2016
Current tax provision
Federal	$673.1	$680.9	$469.6
State	21.5	12.8	12.7
Deferred tax expense (benefit)
Federal	(145.9)	(149.4)	(66.3)
State	(6.1)	(3.5)	(2.5)
Total income tax provision	$542.6	$540.8	$413.5

The provision for income taxes in the accompanying consolidated statements of comprehensive income differed from the statutory rate as follows:

($ in millions)	2018		2017		2016
Income before income taxes	$3,163.6		$2,138.9		$1,470.7
Tax at statutory federal rate	$664.4	21%	$748.6	35%	$514.8	35%
Tax effect of:
Tax credits[1]	(76.3)	(2)	(52.4)	(2)	(62.2)	(4)
Stock-based compensation[2]	(25.1)	(1)	(25.1)	(1)	0	0
Tax-deductible dividends	(14.6)	(1)	(9.7)	0	(6.1)	0
Dividends received deduction[3,4]	(9.7)	0	(20.7)	(1)	(22.6)	(2)
Exempt interest income[4]	(5.9)	0	(16.9)	(1)	(15.7)	(1)
Nondeductible compensation expense[5]	(0.2)	0	10.1	0	0.5	0
Net deferred tax liability revaluation[6]	0	0	(99.5)	(5)	0	0
State income taxes, net of federal taxes	12.2	0	6.0	0	6.6	0
Other items, net	(2.2)	0	0.4	0	(1.8)	0
Total income tax provision	$542.6	17%	$540.8	25%	$413.5	28%

[1] Includes $71.0 million, $48.7 million, and $58.7 million for 2018, 2017, and 2016, respectively, of benefits on investments in federal renewable energy tax credit funds.
[2] Represents excess tax benefits associated with share-based payments awards. Prior to 2017, these excess tax benefits were recorded directly to additional paid-in capital under the then existing accounting guidance.
[3] 2018 amount reflects a dividends received deduction percentage of 50% under the 2017 Tax Act. In 2017 and prior years the deduction percentage was 70%.
[4] 2018 amounts reflect a proration percentage of 25% for such income attributable to investments held by our insurance companies. In 2017 and prior years the proration percentage was 15%.
[5] Decrease in 2018 reflects our updated interpretation regarding compensation that qualifies for deduction under the 2017 Tax Act based on additional guidance issued. Increase in 2017 primarily reflected our initial interpretation regarding the deductibility of such compensation. See further discussion below.
[6] Pursuant to the 2017 Tax Act.
We understand that the sponsor of three federal renewable energy tax credit funds in which we invested from 2016 through 2018, along with the owners of the sponsor, are under investigation by federal authorities. We have also learned that the sponsor and certain related entities filed for bankruptcy protection in early February 2019 and, since then, federal authorities filed a forfeiture action in federal court against certain real estate and related entities owned, directly or indirectly, by the sponsor’s owners. The forfeiture action alleges that the sponsor and its owners engaged in fraud in connection with its operations and the establishment of certain tax credit funds. Our investment in these transactions generated approximately $150 million of tax benefits. We cannot predict if these matters will lead to an impact on the validity of any portion of these federal tax credits or require an additional write down on the related investments, which were valued at $24.3 million, in the aggregate, as of December 31, 2018.

On December 22, 2017, legislation commonly known as the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) was signed into law. One of the provisions of the 2017 Tax Act reduced the corporate federal income tax rate from 35% to 21% effective January 1, 2018. Pursuant to current accounting guidance, all deferred tax assets and liabilities at December 31, 2017, were revalued to recognize the tax rate that is expected to apply when the tax effects are ultimately recognized in future periods. The impact of revaluing the deferred tax assets and liabilities from 35% to 21% was a net reduction to income tax expense of $99.5 million in 2017, as disclosed in the table above. This revaluation adjustment included a $275.7 million reduction related to the deferred tax liability associated with the net unrealized gains on our investment portfolio, which was originally recorded as a component of other comprehensive income and not through the tax provision. The remaining $176.2 million, which increased the tax provision, was associated with our other deferred tax assets and liabilities identified in the table below.

As of December 31, 2018, we updated our accounting for the tax effects of the enactment of the 2017 Tax Act, which we were not able to fully complete at December 31, 2017, with regards to the following:

•
We reversed $3.9 million of the $4.5 million provisional tax amount that we recorded in 2017 related to deductibility of compensation expense for certain covered executives due to uncertainty surrounding the appropriate tax treatment of outstanding performance-based awards at that time. The IRS issued additional guidance during 2018 that clarified the treatment of these awards. We also recorded a benefit of $0.3 million in 2018 related to compensation expense for time-based awards granted to the chief financial officer that we had treated as nondeductible at December 31, 2017.  The benefit of both of these amounts is reflected in the nondeductible compensation expense line item in the table above for the 2018 year.

•
We recorded an increase to the deferred tax asset for loss and loss adjustment expense reserves of $67.1 million and an offsetting deferred tax liability in the same amount for the transition adjustment, which is recognized over an 8-year period as required by the 2017 Tax Act. At December 31, 2017, we did not record any amounts related to the changes in loss reserve discounting required by the 2017 Tax Act since the IRS had not yet published new discount factors based on loss payment patterns and interest rates determined under the 2017 Tax Act and we were unable to make a reasonable estimate. The IRS published the new discount factors in 2018, which allowed us to compute the adjustments. The impact of these amounts are included in the 2018 deferred tax assets and liabilities and are reflected in the table below.

Deferred income taxes reflect the effect for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. The following table shows the components of the net deferred tax asset (liability) at December 31, 2018 and 2017, respectively. As noted above, the federal deferred tax assets (liabilities) at December 31, 2017, have been revalued to reflect the new 21% federal corporate income tax rate under the 2017 Tax Act.

(millions)	2018	2017
Federal deferred tax assets:
Unearned premiums reserve	$439.9	$368.9
Non-deductible accruals	169.3	166.0
Loss and loss adjustment expense reserves	134.6	48.4
Net unrealized losses on fixed-maturity securities	28.2	0
Hedges on forecasted transactions	4.6	4.8
Other	16.2	7.3
Federal deferred tax liabilities:
Net holding period gains on equity securities	(316.8)	0
Deferred acquisition costs	(199.8)	(163.9)
Property and equipment	(85.7)	(75.5)
Loss and loss adjustment expense reserve transition adjustment	(58.5)	0
Intangible assets	(52.2)	(66.6)
Investment basis differences	(43.3)	(5.5)
Prepaid expenses	(4.7)	(7.1)
Deferred gain on extinguishment of debt	0	(0.4)
Net unrealized gains on securities	0	(419.5)
Other	(8.9)	(6.1)
Net federal deferred tax asset (liability)	22.9	(149.2)
Net state deferred tax asset	20.3	14.2
Net deferred tax asset (liability)	$43.2	$(135.0)
Although realization of the deferred tax assets is not assured, management believes that it is more likely than not that the deferred tax assets will be realized based on our expectation that we will be able to fully utilize the deductions that are ultimately recognized for tax purposes and, therefore, no valuation allowance was needed at December 31, 2018 or 2017.
At December 31, 2018 and 2017, we had $16.8 million and $23.8 million, respectively, of net taxes payable (included in other liabilities on the balance sheet).
The Progressive Corporation and its wholly-owned subsidiaries file a consolidated federal income tax return. Effective April 2, 2018, we acquired additional shares of ARX to increase our ownership above 80%. As a result, ARX and its subsidiaries will be included in The Progressive Corporation consolidated federal income tax return for the period from April 3 to December 31, 2018. ARX will file a final consolidated federal income tax return with its subsidiaries for the period from January 1 to April 2, 2018.
The Progressive Corporation and its wholly-owned subsidiaries have been a participant in the Compliance Assurance Program (CAP) since 2007. Under CAP, the IRS begins its examination process for the tax year before the tax return is filed, by examining significant transactions and events as they occur; however, a CAP examination does not include equity investments in pass-through entities in which the taxpayer owns less than 100% (e.g., partnerships, joint ventures, etc.). The goal of the CAP program is to expedite the exam process and to reduce the level of uncertainty regarding a taxpayer’s tax filing positions.
All federal income tax years prior to 2015 are closed to examination for both The Progressive Corporation and ARX. The IRS CAP exams for 2015-2017 for The Progressive Corporation have been completed and the returns were accepted as filed. We consider these years to be effectively settled. The 2018 tax year remains open to examination.
For 2017 and prior years, ARX and its wholly owned subsidiaries filed their own consolidated federal income tax returns since we owned less than 80% of their outstanding stock. All tax years prior to 2015 are closed and the 2015-2018 tax years remain open to examination.
The statute of limitations for state income tax purposes generally remains open for three to four years from the return filing date, depending upon the jurisdiction. There has been no significant state income tax audit activity.
We recognize interest and penalties, if any, as a component of income tax expense. For the years ended December 31, 2018, 2017, and 2016, $0, $0.2 million, and less than $0.1 million, respectively, of interest and penalties expense has been recorded in the tax provision. We have not recorded any unrecognized tax benefits, or any related interest and penalties, as of December 31, 2018 and 2017.